                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                 April 11, 2000

            -------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                           INTERNATIONAL PAPER COMPANY
            -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



NEW YORK                          1-3157                             13-0872805
--------------                   -----------              ----------------------
(State of                        (Commission                      (IRS Employer
Incorporation)                    File)                   Identification Number)





                   TWO MANHATTANVILLE ROAD, PURCHASE, NY 10577
                   -------------------------------------------
                    (Address of Principal executive offices)


                                  914-397-1500
                                ----------------
                                 (Telephone No.)

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            N/A

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            N/A

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            N/A

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            N/A

ITEM 5.     OTHER EVENTS

            The Company announced 2000 first-quarter earnings of $249 million ($0.60 per share) before special and extraordinary items, an increase of nine percent or $22 million ($0.05 per share) compared to fourth-quarter 1999 net earnings. All previous periods have been restated to include Union Camp Corporation.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

            N/A

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)  Financial Statements:

            N/A

            (b)  Pro Forma Financial Information:

            N/A

            (c)  Exhibits

            (99) Press release dated April 11, 2000 announcing earnings for the first quarter of 2000.

ITEM 8.     CHANGES IN FISCAL YEAR

            N/A



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        INTERNATIONAL PAPER COMPANY
                                        (Registrant)



Date:  April 11, 2000                   /s/ Carol M. Samalin
       Purchase, NY                     ------------------------------
                                        Carol M. Samalin
                                        Assistant Secretary